                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Partners LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Fund VIII, L.P.

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Investors III LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Investors IV LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Eighth Berkshire Associates LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

                            Joint Filer Information

Name of Joint Filer:                         Berkshire Partners Holdings LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date

Joint Filer Information

Name of Joint Filer:                         BPSP, L.P.

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                            10/21/2021

Designated Filer:                            Berkshire Partners LLC

Signature:

BPSP, L.P.
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
--------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

10/21/2021
----------
Date